UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2025

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

      55 Glenlake Parkway, N.E., Atlanta, Georgia                30328
(Address of principal executive offices)                 (Zip Code)
Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class B common stock, par value $0.01 per share	UPS	New York Stock Exchange

1.625% Senior Notes Due 2025	UPS25	New York Stock Exchange

1% Senior Notes due 2028	UPS28	New York Stock Exchange

1.500% Senior Notes due 2032	UPS32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2025, the Board of Directors (the “Board”) of United Parcel Service, Inc. (“UPS”), upon recommendation of the Board’s Nominating and Corporate Governance Committee, increased the size of the Board to thirteen members and appointed Kevin P. Clark, age 62, to the Board. Mr. Clark is the Chairman and Chief Executive Officer of Aptiv PLC. If elected to the Board by shareowners at the UPS 2025 annual meeting of shareowners, Mr. Clark will then join the Audit Committee of the Board.

Mr. Clark will receive compensation as a non-employee director in accordance with UPS’s director compensation practices substantially as described in its proxy statement for its 2024 annual meeting of shareowners, filed with the Securities and Exchange Commission on March 18, 2024. Other than these standard compensation arrangements, there are no arrangements or understandings between Mr. Clark and any other person pursuant to which Mr. Clark was selected as a director.

Mr. Clark is not a party to any transaction with UPS that would require disclosure under Item 404(a) of Regulation S-K

Item 7.01 — Regulation FD Disclosure.

The press release issued on March 3, 2025 announcing Mr. Clark's election to the Board is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. — Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press release issued March 3, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

The information included in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by reference in any such filing.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date:	March 3, 2025	By:	/s/ NORMAN M. BROTHERS, JR.
Name: Norman M. Brothers, Jr.
Title: Executive Vice President, Chief Legal and Compliance Officer